Exhibit 10.1

FORM OF

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

OF

ARROWHEAD RESEARCH CORPORATION

Dated January 11, 2006

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (“Agreement”), dated January 11, 2006, is made by and between Arrowhead Research Corporation (the “Company”), a Delaware corporation, and each of the several Purchasers listed on Schedule A hereto (each a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

WHEREAS, to provide the Company with additional funds to conduct its business, the Purchasers are willing to purchase from the Company, and the Company is willing to issue and sell to the Purchasers, on the terms and subject to the conditions set forth herein, (i) an aggregate of 5,590,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to acquire an aggregate of 1,397,500 additional shares of Common Stock (the “Warrant Shares”), such Warrants having the terms set forth in the form attached hereto as Exhibit A (the Shares, Warrants and Warrant Shares are referred to herein collectively as the “Securities”);

NOW THEREFORE, in consideration of the premises and mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

Sale and Purchase of Shares

1.1 Issuance and Purchase of Common Stock and Warrants. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the closing (the “Closing”), the Company will issue, sell and deliver to each Purchaser, and each Purchaser will severally purchase from the Company, that number of Shares and Warrants set forth opposite such Purchaser’s name on Schedule A hereto, for the aggregate purchase price set forth opposite such Purchaser’s name on Schedule A hereto (the “Purchase Price”).

1.2 Closing. Subject to the satisfaction or, if permissible, waiver of the conditions set forth herein, the Closing shall take place at the offices of Alschuler Grossman Stein & Kahan LLP, The Water Garden, 1620 26th Street, Fourth Floor, North Tower, Santa Monica, CA 90404-4060, at 10:00 a.m., Pacific time, on January 23, 2006, or at such other time, date and place as the parties may agree (the date on which the Closing occurs, the “Closing Date”).

At the Closing, (i) the Company shall deliver to each Purchaser certificates representing the Shares to be purchased by, and sold to, such Purchaser pursuant to Section 1.1 hereof (registered in the names and in the denominations designated by such Purchaser at least two Business Days prior to the Closing Date), a Warrant certificate in the form attached hereto as Exhibit A for the purchase of the number of Warrant Shares set forth opposite such Purchaser’s name on Schedule A hereto and the Registration Rights Agreement duly executed by the Company in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), together with the other documents and certificates to be delivered pursuant to Section 5.2 hereof, and (ii) each Purchaser, in full payment for the Shares and Warrants to be purchased by, and sold to, such Purchaser pursuant to Section 1.1 hereof, shall pay to the Company as provided in Section 1.1 hereof (in immediately available funds by wire transfer to the account designated by the Company, or by such other means as may be agreed between the parties hereto), such Purchaser’s Purchase Price (less any amounts due as of the Closing Date to such Purchaser pursuant to Section 8.7 hereof) and shall deliver to the Company an duly executed copy of the Registration Rights Agreement.

References herein to the “Transaction Documents” refer to this Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE 2

Representations and Warranties of the Company

Except as set forth within any SEC Reports (defined below) as of the date hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser.

2.1 Subsidiaries. All of the direct and indirect subsidiaries of the Company (the “Subsidiaries”) are identified in the Company’s Annual Report on Form 10-KSB filed with the Commission for the year ended September 30, 2005 (the “Annual Report”). Other than as disclosed in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (“Liens”), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company and its Subsidiaries do not own any securities of any person other than the Subsidiaries.

2.2 Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or would not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to its knowledge no action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.3 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.4 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or would not reasonably be expected to result in a Material Adverse Effect.

2.5 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement contemplated under the Registration Rights Agreement, (ii) the notice and/or application(s) to The NASDAQ Stock Market for the issuance and sale of the Shares and Warrants and the listing of the Shares and the Warrant Shares for trading thereon in the time and manner required thereby, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

2.6 Issuance of the Securities. The Securities will be duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. On or before the Closing Date, the Company will have reserved from its duly authorized capital stock a number of shares of Common Stock at least equal to the full number of Warrant Shares then issuable upon exercise of the Warrants.

2.7 Capitalization. The capitalization of the Company is as described in the Company’s Annual Report. Except as described in the Company’s SEC Reports, the Company has not issued any capital stock since its Annual Report other than pursuant to the exercise of employee stock options under the Company’s stock option plans and pursuant to the conversion or exercise of outstanding warrants or options as described in the Company’s SEC Reports. There are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, except (i) as a result of the purchase and sale of the Securities, (ii) as described in the Company’s SEC Reports and (iii) for a di minimus number of warrants to purchase Common Stock that the Company has agreed to grant to a scientific consultant for work performed on behalf of the Company. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

2.8 SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the

Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial condition of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.9 Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

2.10 Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or would reasonably be expected to result in a Material Adverse Effect. Since January 1, 2004, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

2.11 Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as would not reasonably be expected to have a Material Adverse Effect.

2.12 Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except as described in the SEC Reports and except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

2.13 Patents and Trademarks. The Company’s SEC Reports, including the risk factors contained therein, to the extent they describe the Company’s patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (the “Intellectual Property Rights”) or its ownership or use thereof, are accurate in all material respects, and do not omit any material fact relating to such Intellectual Property Rights, or the ownership or use thereof, necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.14 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost, except as may be the result of increases in the insurance market generally.

2.15 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

2.16 Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

2.17 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Company or any of its Affiliates. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement based upon arrangements made by the Company or any of its Affiliates.

2.18 Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Article 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

2.19 Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.20 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

ARTICLE 3

Representation and Warranties of the Purchasers

As a material inducement to the Company to enter into this Agreement and consummate the transactions contemplated hereby, each Purchaser severally hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

3.1 Acquisition of Shares. The Securities to be received by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.2 No Registration. Purchaser understands and acknowledges that the Securities will not be registered under the Securities Act or under any other applicable blue sky or state securities law, on the grounds that the offering and sale of the Shares and Warrants contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act and the regulations thereunder and are exempt from qualification pursuant to comparable available exceptions in various states, and that the Company’s reliance upon such exemptions is predicated upon Purchaser’s representations set forth in this Agreement. Purchaser acknowledges and understands that the Securities must be held indefinitely unless such securities are subsequently registered under the Securities Act and other applicable blue sky and state securities laws or an exemption from such registration is available.

3.3 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, or payment of any tax, fee, fine or penalty to, any governmental or regulatory authority (domestic or foreign) or any other person (either governmental or private), is required to be obtained or made by Purchaser in connection with the execution and delivery by Purchaser of this Agreement or the consummation by Purchaser of the transactions contemplated hereby.

3.4 Investment Representations. Purchaser (a) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s prospective investment hereunder; (b) has the ability to bear the economic risks of Purchaser’s prospective investment, including a complete loss of the investment; (c) has been furnished with and has had access to such information as Purchaser has considered necessary to make a determination as to its investment hereunder; (d) has had all questions which have been asked by Purchaser satisfactorily answered by the Company; and (e) has not relied on any representations and warranties of the Company other than those contained in this Agreement.

3.5 Accredited Investor Status. Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act and is an “institutional investor” within the meaning of applicable state statutes and the regulations thereunder.

3.6 Restrictions on Transfer. Purchaser understands that unless and until a registration statement covering the Shares, Warrants or Warrant Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Shares, Warrants or Warrant Shares)

under the Securities Act is in effect when Purchaser desires to sell the Shares, Warrants or Warrant Shares, Purchaser may be required to hold the Shares, Warrants or Warrant Shares for an indeterminate period. Each Purchaser also understands that any sale of the Shares, Warrants or Warrant Shares that might be made by Purchaser in reliance upon Rule 144 or Rule 144A under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of those rules. Purchaser understands and acknowledges that all certificates representing the Shares and Warrant Shares shall bear the following legend (and any other legend that may be required under any Federal or state securities law), until such Shares or Warrant Shares are registered under the Securities Act, exchanged for securities registered under the Securities Act, or until the holder of the Shares or Warrant Shares delivers an opinion of its legal counsel, reasonably acceptable to the Company, that such legend is no longer necessary.

With respect to the Shares and Warrant Shares:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.”

With respect to the Warrants:

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

3.7 Authorization. Purchaser has full power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of Purchaser, enforceable in accordance with its terms.

3.8 ERISA. Purchaser will not acquire the Shares or Warrants with the assets of any “employee benefit plan” as defined in ERISA and no “prohibited transactions” under ERISA and the Code will occur in connection with the Purchaser’s acquisition of the Shares or Warrants.

3.9 Taxes. Purchaser (a) understands that there may be tax consequences resulting from the purchase, ownership and/or sale of a share of Common Stock, and (b) represents and warrants that (i) Purchaser has had a full opportunity to seek the advice of independent counsel respecting this investment and the tax risks and implications thereof, (ii) Purchaser has relied only upon such independent tax advice and not upon any tax counsel from, or discussions with, the Company or the Company’s representatives, and (iii) has never been notified by the Internal Revenue Service that Purchaser is subject to 20% backup withholding.

ARTICLE 4

Pre-Closing Covenants

4.1 Taking of Necessary Action. The Company and each Purchaser shall cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable law to consummate and make effective the Transactions as soon as practicable; provided, however, that the Company shall not be required to seek approval of its shareholders to issue the Shares or Warrants.

4.2 Notifications. At all times prior to the Closing Date, each Purchaser shall promptly notify the Company and the Company shall promptly notify each Purchaser in writing of any material fact, change, condition, circumstance or occurrence or nonoccurrence of any event that will or is reasonably likely to result in the failure to satisfy the conditions to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.2 shall not limit or otherwise affect the remedies available hereunder to any party giving or receiving such notice.

ARTICLE 5

Other Agreements of the Parties

5.1 Integration. The Company shall not sell, offer for sale or solicit offers to buy any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any The NASDAQ Stock Market.

5.2 Securities Laws Disclosure; Publicity. Following the Closing Date, the Company will issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. The Purchaser shall not issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

5.3 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities hereunder for working capital purposes.

5.4 Reservation and Listing of Securities.

5.4.1 The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

5.4.2 The Company shall, if applicable: (i) in the time and manner required by The NASDAQ Stock Market, prepare and file with such entity an additional shares listing application covering a number of shares of Common Stock at least equal to the Shares sold hereunder and the number of Warrant Shares then issuable under the Warrants on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the NASDAQ Stock Market as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing upon request.

ARTICLE 6

Conditions to Closing

6.1 Conditions to Obligations of the Purchasers and the Company. The Shares and Warrant Shares shall have been authorized for listing on The NASDAQ Stock Market.

6.2 Conditions to Obligations of the Purchasers. Each Purchaser’s obligation to purchase the Shares and Warrants is, unless waived in writing by such Purchaser, subject to the fulfillment as of the Closing Date of the following conditions:

6.2.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects as of the date of the Closing.

6.2.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with.

6.2.3 Registration Rights Agreement. The Company and the Purchaser shall have entered into the Registration Rights Agreement in the form attached hereto as Exhibit B.

6.2.4 Compliance and Incumbency Certificates. The Company shall have delivered to the Purchasers a certificate of the Company, executed by the Chief Executive Officer of the Company, dated as of the Closing Date and certifying to the fulfillment of the conditions specified in Sections 6.2.1 and 6.2.2 of this Agreement.

6.3 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares and the Warrants is, unless waived in writing by the Company, subject to the fulfillment as of the Closing Date of the following conditions:

6.3.1 Representations and Warranties Correct. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct in all material respects as of the date of the Closing.

6.3.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with.

ARTICLE 7

Indemnification

7.1 Indemnification by Company. The Company hereby agrees to indemnify and defend and hold harmless each Purchaser, its respective affiliates, successors and assigns and each of their respective officers, directors, employees and agents (each an “Indemnified Party” or collectively the “Indemnified Parties”) from and against, and agrees to pay or cause to be paid to the Indemnified Parties all amounts equal to the sum of, any and all claims, demands, costs, expenses, losses and other liabilities of any kind (“Losses”) that the Indemnified Parties incur or suffer (including without limitation all reasonable legal fees and expenses) which arise or result from any breach of any of its representations or warranties, or failure by the Company to perform any of its covenants or agreements, in this Agreement or in any certificate or document delivered pursuant hereto or otherwise relating to or arising out of the transactions contemplated hereby, including but not limited to any third party claims arising or resulting from such breach or failure, except to the extent such Losses arise out of the gross negligence or willful misconduct of such Purchaser, its respective successors and assigns and their respective officers, directors, employees and agents. The rights of the Purchasers hereunder shall be in addition to, and not in lieu of, any other rights and remedies which may be available to them by law or under the Certificate of Incorporation or By-laws of the Company.

7.2 Procedures. If a third party shall notify an Indemnified Party with respect to any matter that may give rise to a claim for indemnification under the indemnity set forth above in Section 7.1, the procedure set forth below shall be followed.

7.2.1 Notice. The Indemnified Party shall give to the party providing indemnification (the “Indemnifying Party”) written notice of any claim, suit, judgment or matter for which indemnity may be sought under Section 7.1 promptly but in any event within 15 days after the Indemnified Party receives notice thereof; provided, however, that failure by the Indemnified Party to give such notice shall not relieve the Indemnifying Party from any liability it shall otherwise have pursuant to this Agreement except to the extent that the Indemnifying Party is actually prejudiced by such failure. Such notice shall set forth in reasonable detail (x) the basis for such potential claim and (y) the dollar amount of such claim. The Indemnifying Party shall have a period of 15 days within which to respond thereto. If the Indemnifying Party does not respond within such 15 day period, the Indemnifying Party shall be deemed to have accepted responsibility for such indemnity.

7.2.2 Defense of Claim. With respect to a claim by a third party against an Indemnified Party for which indemnification may be sought under this Agreement, the Indemnifying Party shall have the right, at its option, to be represented by counsel of its choice and to assume the defense or otherwise control the handling of any claim, suit, judgment or matter for which indemnity is sought, which is set forth in the notice sent by the Indemnified Party, by notifying the Indemnified Party in writing to such effect within 15 days of receipt of such notice; provided, however, that in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. If the Indemnifying Party does not give timely notice in accordance with the preceding sentence, the Indemnifying Party shall be deemed to have given notice that it does not wish to control the handling of such claim, suit or judgment. In the event the Indemnifying Party elects (by notice in writing within such 15 day period) to assume the defense of or otherwise control the handling of any such claim, suit, judgment or matter for which indemnity is sought, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all reasonable professional fees (including attorneys’ fees, accountants, consultants and engineering fees) and investigation expenses incurred by the Indemnifying Party and the Indemnified Party prior to such election, notwithstanding the fact that the Indemnifying Party may not have been so liable to the Indemnified Party had the Indemnifying Party not elected to assume the defense of or to otherwise control the handling of such claim, suit, judgment or other matter. In the event that the Indemnifying Party does not assume the defense or otherwise control the handling of such matter, the Indemnified Party may retain counsel, as an indemnification expense, to defend such claim, suit, judgment or matter.

7.2.3 Final Authority. The parties shall cooperate in the defense of any such claim or litigation and each shall make available all books and records which are relevant in connection with such claim or litigation. In connection with any claim, suit or other proceeding with respect to which the Indemnifying Party has assumed the defense or control, the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to any matter which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the written consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. In connection with any claim, suit or other proceeding with respect to which the Indemnifying Party has not assumed the defense or control, the Indemnified Party may not compromise or settle such claim without the consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed, and shall be deemed to have been given if the Indemnified Party provides the Indemnifying Party with a written notice setting forth the material terms of such compromise or settlement and the Indemnifying Party does not object thereto in writing within 10 days of its receipt of such notice.

7.3 Claims Between the Indemnifying Party and the Indemnified Party. Any claim for indemnification under this Agreement which does not result from the assertion of a claim by a third party shall be asserted by written notice given by the Indemnified Party to the Indemnifying Party. The Indemnifying Party shall have a period of 30 days within which to respond thereto.

ARTICLE 8

Miscellaneous

8.1 Termination. This Agreement may be terminated by either the Company or the Purchaser signatory hereto (with respect to such Purchaser only) if the Closing shall not have occurred by the thirtieth (30th) day following the date of this Agreement. If this Agreement is terminated in accordance with this Section 8.1 and the transactions contemplated hereby are not consummated, (i) this Agreement shall become null and void and of no further force and effect except that the terms and provisions of this Section 8 shall survive the termination of this Agreement and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any willful breach of its obligations hereunder.

8.2 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

8.3 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and delivered personally, by facsimile transmission, by overnight delivery service or by mail, postage prepaid, addressed (a) if to a Purchaser, at Purchaser’s address set forth on Schedule A hereto, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at Arrowhead Research Corporation, 1118 East Green Street, Pasadena, CA 91106; Attention: President; Facsimile number 626-792-5554, or at such other address as the Company shall have furnished to the Purchasers in writing, with a copy to Rachael Simonoff Wexler, Esq., Alschuler Grossman Stein & Kahan LLP, The Water Garden, 1620 26th Street, Fourth Floor, North Tower, Santa Monica, 90404-4060; Facsimile number 310-907-2000. This provision shall be deemed a material provision of this Agreement, and no notice shall be deemed given or perfected pursuant to this Section unless all parties are noticed as required by this Section.

8.4 Entire Agreement. This Agreement constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes all prior oral or written agreements between the parties, and all contemporaneous oral agreements between the parties; provided, however, this Agreement shall not supersede the Confidentiality Agreement entered into by the parties in anticipation of the offering of the Securities; and, provided, further, notwithstanding anything to the contrary contained in this Agreement or the Confidentiality Agreement, the Company and the Purchasers shall cooperate so that the Company may issue press releases in the ordinary course of its business and disclose the terms of this Agreement or the transactions contemplated hereby in any press release as well as in SEC Reports. No supplement, modification, waiver or termination of this Agreement shall be binding unless expressly made in writing and executed by the parties hereto.

8.5 Severability; Counterparts. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

8.6 Assignment. Neither this Agreement, nor the rights and obligations hereunder, may be assigned, without the written consent of the other party, and any attempt to assign without such consent shall be void; provided, however, Purchaser may assign all (but not some) of its rights under this Agreement to an affiliated entity controlled by or under common control with Purchaser, without the Company’s consent.

8.7 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.8 Expenses. At the Closing, the Company shall reimburse each Purchaser for its reasonable fees and expenses incurred by such Purchaser (including, without limitation, attorneys’ fees and disbursements) in connection with such Purchaser’s purchase of the Shares and Warrants pursuant to this Agreement up to a maximum, in the aggregate, of $20,000. Except with respect to the foregoing, each party shall bear its own costs and expenses incurred in connection with this Agreement.

8.9 Designation of Forum and Consent to Jurisdiction. The parties hereto (i) designate the courts of the State of Delaware as the forum where all matters pertaining to this Agreement may be adjudicated, and (ii) by the foregoing designation, consent to the exclusive jurisdiction and venue of such courts for the purpose of adjudicating all matters pertaining to this Agreement.

8.10 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

[Company Signature Page to Common Stock and Warrant Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Common Stock and Warrant Purchase Agreement as of January 11, 2006.

The Company:

ARROWHEAD RESEARCH CORPORATION

By:
Dr. Leon Ekchian
President

S-1

[Purchaser Signature Page to Common Stock and Warrant Purchaser Agreement]

PURCHASER

By:

SCHEDULE A

List of Purchasers

EXHIBIT A

FORM OF WARRANT

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT, THE FORM OF WHICH IS AVAILABLE FROM THE COMPANY.

No. __	Void after January __, 2011

WARRANT TO PURCHASE SHARES

OF

THE COMMON STOCK

OF

ARROWHEAD RESEARCH CORPORATION,

A Delaware corporation

This certifies that, for value received, the Holder identified as such on the signature page hereof (together with its successors and assigns) is entitled to subscribe for and purchase, on the terms hereof, shares of the Common Stock, $0.001 par value (the “Common Stock”), of Arrowhead Research Corporation, a Delaware corporation (the “Company”), subject to adjustment as provided herein.

This Warrant is subject to the following terms and conditions:

1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock subject hereto may be purchased, are as follows:

1.1 Term. Subject to the terms hereof, this Warrant may be exercised at any time, or from time to time, after six (6) months and one (1) day following the date hereof (the “Vesting Date”), in whole or in part; provided, however, that in no event may this Warrant be exercised later than 5:00 p.m. (Pacific Time) on January __, 2011, on which date this Warrant will expire (the “Expiration Date”) .

1.2 Number of Shares. This Warrant may be exercised to purchase up to an aggregate of _____________ shares of Common Stock.

1.3 Exercise Price. The exercise price per share for all shares of Common Stock to be issued upon exercise of this Warrant shall be $5.04, subject to adjustment as provided herein.

1.4 Method of Exercise.

(a) The exercise of the purchase rights evidenced by this Warrant shall be effected by (i) the surrender of the Warrant, together with a duly executed copy of the form of Exercise Notice attached hereto as Schedule 1, to the Company at its principal offices and (ii) the delivery of the exercise price by check or bank draft payable to the Company’s order or by wire transfer to the Company’s account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company’s Board of Directors (the “Board”).

(b) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant that have not expired or been exercised, and will deliver such new Warrant to the Purchaser promptly.

(c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

2. Adjustments to Exercise Price. The number and kind of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the exercise price hereunder shall be subject to adjustment from time to time upon the happening of certain events, as follows:

2.1 Dividends, Distributions, Stock Splits or Combinations. If the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the exercise price hereunder then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the exercise price hereunder then in effect by a fraction: (a) the numerator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately prior to the time of issuance or the close of business on such record date; and (b) the denominator of which shall be the total number of shares of Common Stock (assuming the conversion of all outstanding securities of the Company that are convertible into Common Stock and the exercise of all options to purchase Common Stock or securities that are convertible into Common Stock) issued and outstanding immediately after the time of issuance or the close of business on such record date. If the Company shall at any time subdivide the outstanding shares of Common Stock, or if the Company shall at any time combine the outstanding shares of Common Stock, then the exercise price hereunder immediately shall be decreased proportionally (in the case of a subdivision) or increased proportionally (in the case of a combination). Any such adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective.

2.2 Reclassification or Reorganization. If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 2.1 above, or a reorganization, merger, consolidation or sale of assets provided for in Section 2.3 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Common Stock issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

2.3 Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s assets and properties to any other person or entity, then as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation or sale.

2.4 Notice of Adjustments and Record Dates. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least twenty (20) days prior to the date specified therein.

2.5 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

3. Redemption of Warrants. This Warrant is subject to redemption by the Company, in whole but not in part, at a redemption price of $0.001, at any time after the Vesting Date and prior to the Expiration Date, on not less than 30 days’ prior written notice to the Holder, provided that (a) a public trading market for the Company’s Common Stock then exists, (b) the daily closing price per share of Common Stock has been at least $6.50 for a period of at least 30 consecutive trading days ending on the date prior to the date upon which the notice of redemption is given and (c) no Registration Default, as such term is defined under the Registration Rights Agreement, dated January __, 2006, between the Company and the Holder, exists at any time between the delivery of the redemption notice and the last day on which the Company may redeem this Warrant pursuant to such notice. The Holder shall have the right to exercise the Warrant, in whole or in part, before the date specified in the redemption notice. Upon expiration of such period, all rights of the Holder shall terminate, other than the rights to receive the redemption price, without interest, and the right to receive the redemption price shall itself expire on the Expiration Date.

4. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

5. Investment Intent. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of any securities acquired upon exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the own account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering or distributing such securities (or any portion thereof).

6. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

7. Miscellaneous.

7.1 Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

7.2 Notices. Any notice required or permitted under this Warrant shall be given in writing to the respective addresses of the Holder and the Company set forth on the signature page hereof, or to such other address as either party shall designate in a written notice given to the other as provided herein.

7.3 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

7.4 Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), as provided in the Subscription and Purchase Agreement pursuant to which this Warrant has been issued.

7.5 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.6 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to its conflicts of laws principles.

7.7 Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: January __, 2006

“The Company”

ARROWHEAD RESEARCH CORPORATION
1118 East Green Street
Pasadena, California 91106

By:
Dr. Leon Ekchian, President

“Holder”

ACKNOWLEDGED AND AGREED:

(Signature)

(Print Name)

Address:	_____________________

_____________________

_____________________

SCHEDULE 1

EXERCISE NOTICE

(To be signed only on exercise of Warrant for cash)

To:	Arrowhead Research Corporation.

The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, __________________ shares of the Common Stock of Arrowhead Research Corporation, a Delaware corporation, and herewith makes payment of $ __________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to __________________, whose address is _______________________________________________________.

(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

(Print Name)

(Address)

Dated: ____________________

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of this ___ day of January, 2006, by and among Arrowhead Research Corporation, a Delaware corporation (the “Company”) and the purchasers of the Company’s Common Stock and Warrants listed on Exhibit A hereto (the “Investors”).

RECITALS

WHEREAS, the Investors are purchasing shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and Warrants to acquire Common Stock (the “Warrants”), pursuant to the Common Stock and Warrant Purchase Agreement, dated January 11, 2006 (the “Purchase Agreement”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the transactions under the Purchase Agreement, the Company and the Investors have agreed to the provisions as set forth below.

NOW, THEREFORE, in consideration of these premises and intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person, where “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, that when used with respect to the Company, “Affiliate” shall not include any Investor or Affiliate thereof.

“Closing Date” means the date of the closing of the purchase and sale of Common Stock and Warrants under the Purchase Agreement.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Registrable Securities” means any (i) Common Stock purchased by the Investors pursuant to the Purchase Agreement, (ii) Common Stock issued or issuable upon exercise of the Warrants purchased by the Investors pursuant to the Purchase Agreement, (iii) Common Stock of the Company held by an Investor as of the date of this Agreement and (iv) Common Stock issued or issuable in respect of any of the foregoing upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been sold pursuant to a registration or in accordance with Rule 144.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2(a) and 2(c) hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and excluding any underwriters discounts or commissions which may be applicable). Registration Expenses shall also include the reasonable fees and disbursements for one special counsel to the selling stockholders reasonably acceptable to the Company.

“Restricted Securities” shall mean the Common Stock and Warrants purchased by the Investors pursuant to the Purchase Agreement, including the Common Stock issued or issuable upon exercise of the Warrants, or any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger or similar event until such Common Stock or Warrants are sold pursuant to a registration or until such Common Stock or Warrants are sold or are eligible to be sold pursuant to Rule 144, including pursuant to subsection (k) of Rule 144.

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2. Registration Rights.

(a) Company Registration. The Company shall (i) cause a shelf registration statement on Form S-3 (or other appropriate form) covering the resale of all of the Registrable Securities to be filed with the Commission within forty-five (45) days after the Closing Date, (ii) cause such registration statement to be declared effective by the Commission no later than ninety (90) days after filing or one hundred twenty (120) days in the event of a review by the staff of the Commission and (iii) keep such registration statement continuously effective until the Investors no longer hold any Registrable Securities that may not be sold either pursuant to (x) Rule 144(k) or (y) in their entirety in a single transaction pursuant to Rule 144. The Company will include in such registration (and any related qualifications including compliance with blue sky laws), and in any underwriting involved therein, all Registrable Securities specified by any Investor in a written request or requests to the Company, made within ten days after the date of written notice of such registration from the Company to the Investors.

If the Company proposes to register any of its shares of Common Stock (other than any registration for the account of the Company of securities issued pursuant to any employee benefit plan or in any acquisition by the Company), the Company will include in such registration all shares of Common Stock held by the holders of Registrable Securities requested to be so included; provided, however, that if, in the case of an underwritten offering, the managing underwriter informs the Company that the number of shares held by the holders of Registrable Securities requested to be included exceeds the amount which can be sold in such offering without adversely affecting the distribution of the shares being offered, the Company shall include, first, all of the shares the Company has proposed to register; second, as many of the Registrable Securities as can be included without adversely affecting such distribution; and, third, any other shares of Common Stock proposed to be included in such offering. With respect to terms and conditions not provided for in this paragraph or in this Section 2, the “piggyback” rights provided for in this paragraph are intended to be on customary terms.

(b) Expenses of Registration. All Registration Expenses incurred in connection with the registration described in Section 2(a) shall be borne by the Company. All other registration expenses, if any, shall be borne by the Investors pro rata on the basis of the number of shares so registered or proposed to be so registered.

(c) Registration Procedures. The Company will keep each Investor advised in writing as to the initiation of the registration described in Section 2(a) and as to the completion thereof. The Company will:

(i) Registration Statement. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and cause such registration statement to become effective and remain effective, in each case in accordance with the timeframes provided in Section 2(a).

(ii) Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2(a) above.

(iii) Prospectus. Furnish to the Investors such number of copies of the registration statement, any amendments thereto, any documents incorporated by reference therein, a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(iv) Qualification. Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investors; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(v) Underwriting Obligations. In the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Investor participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement. The Company shall, if requested by the managing underwriter or underwriters, if any, counsel to Investors, or any holder of Registrable Securities included in such offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters, counsel to Investors or any holder of Registrable Securities reasonably requests to be included therein, and which is reasonably related to the offering of such Registrable Securities, including, without limitation, with respect to the Registrable Securities being sold by such holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such prospectus supplement or post-effective amendment.

(vi) Notice. Immediately notify each Investor holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (a “Suspension Notice”); provided, however, that (i) the Company shall not give more than two Suspension Notices during any period of twelve consecutive months, (ii) any such Suspension Notice shall not be given within 120 days of the end of the Suspension Notice period under the prior Suspension Notice and (iii) in no event shall the period from the date on which any holder of Registrable Securities receives a Suspension Notice until the date on which such holder receives copies of the supplemented or amended prospectus or is advised in writing by the Company that the use of the prospectus may be resumed exceed for all Suspension Notices in the aggregate, 60 days in any 365 day period. The Company will use reasonable best efforts to promptly amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(vii) Listing. Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or, if no securities are then listed, on the NASDAQ Stock Market Inc.’s National Market.

(viii) Transfer Agent; CUSIP Number. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities not later than the effective date of such registration.

(ix) Stop Orders. Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement relating to Registrable Securities, and if one is issued, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment.

(x) Company Records. Upon reasonable notice, make available to each Investor, any underwriter participating in any disposition pursuant to a registration statement relating to Registrable Securities, and any attorney, accountant or other agent or representative retained by any such Investor or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement, provided that each such Investor and Inspector has entered into a customary confidentiality agreement with respect to such Records.

(xi) NASD Matters. Cooperate with each Investor and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”), including, if appropriate, the pre-filing of a prospectus as part of a registration statement in advance of an underwritten offering.

(d) Indemnification.

(i) Company Indemnification. The Company will indemnify each holder (if Registrable Securities held by such holder are included in the securities as to which such registration is being effected), each of its officers and directors and partners, and each person controlling such holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such holder, each of its officers and directors, and each person controlling such holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder or controlling person, and stated to be specifically for use therein; provided, further, that the indemnity agreement contained in this subsection 2(d)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(ii) Investor Indemnification. Each holder will, if Registrable Securities held by such holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, other holders of the Company’s securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each such holder, each of its officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to such holder, and will reimburse the Company, each such Investor, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or such Investors or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such holder and stated to be specifically for use therein; provided, further, that the indemnity agreement contained in this Subsection 2(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying holder (which consent shall not be unreasonably withheld or delayed). The liability of any holder for indemnification under this Section 2(d) in its capacity as a seller of Registrable Securities shall not exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement by such holder, and (ii) the amount equal to the net proceeds to such holder of the securities sold in any such registration.

(iii) Notice. Each party entitled to indemnification under this Section 2(d) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(iv) Contribution. If the indemnification provided for in this Section 2(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the

Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by an Investor hereunder exceed the proceeds from the offering received by such Investor.

(v) Survival. The obligations of the Company and the Investors under this Section 2(d) shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. The provisions of this Section 2(d) shall survive any termination of this Agreement.

(e) Information by Investor. The Investor or Investors holding Registrable Securities included in any registration shall furnish to the Company such information regarding such Investor or Investors, the Registrable Securities held by them and the distribution proposed by such Investor or Investors as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

(f) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to use reasonable best efforts to:

(i) Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii) Filing. File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii) Rule 144 Statement. So long as an Investor owns any Restricted Securities, to furnish to such Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing such Investor to sell any such securities without registration.

(g) Liquidated Damages. If: (i) any registration statement required to be filed pursuant to Section 2(a) is not filed within the time period specified therein, (ii) a registration statement filed hereunder is not declared effective by the SEC within the time period specified in Section 2(a) or (iii) a registration statement ceases to be effective and available for resales of Registrable Securities by Investors when the Company is required to keep such registration statement effective under this Agreement (any such failure or breach being referred to as a “Registration Default” and, for purposes of clause (i), (ii) or (iii), the date on which such Registration Default occurs, being referred to as an “Event Date”), then the Company shall pay to the Investors, as liquidated damages and not as a penalty, in the form of additional Warrants (“Liquidated Damages”) (x) upon the occurrence of a Registration Default, Warrants to acquire an aggregate of 43,478 Warrant Shares (pro rata to each Investor based on its Registrable Securities), and (y) if the Registration Default has not been cured by the first month anniversary following the date of the Registration Default, Warrants to acquire an aggregate of 43,478 Warrant Shares pro rata to such Investors, and (z) on each monthly anniversary thereafter until the Registration Default has been cured, Warrants to acquire an aggregate of 43,478 Warrant Shares pro rata to such Investors; provided, however, that all periods referred to in clauses (y) and (z) above shall be tolled in respect of any Investor during delays caused by the action or inaction of such Investor, and the Company shall have no liability to such Investor in respect of any such delay. The Liquidated Damages payable pursuant hereto shall be payable within five (5) business days following the date of the Registration Default or the monthly anniversary thereof, as the case may be. Notwithstanding anything to the contrary contained herein, Liquidated Damages shall not be payable under this Section 2(g) for more than one Registration Default occurring or existing at any one time. The Liquidated Damages payable pursuant hereto shall be proportionally adjusted to take into account any sales, transfers or other dispositions of Registrable Securities held by an Investor as of the date hereof as follows:

Liquidated Damages = 43,478 x [(R - S) / R]

where:

R = The “Registrable Securities” purchased by the Investor pursuant to the Purchase Agreement; and

S = The number of Registrable Securities sold, transferred, assigned, donated or otherwise alienated at the time of calculation.

3. Amendment. Except as otherwise provided herein, additional parties may be added to this Agreement and any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Investor. Any amendment or waiver effected in accordance with this Section 3 shall be binding upon each Investor, any transferee thereof and the Company.

4. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to conflict of laws provisions.

5. Entire Agreement. This Agreement constitutes the full and entire understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

6. Severability. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision will be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

7. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company’s and each Investor’s successors, assigns and transferees, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities. If any assignee or transferee of any Investor shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

8. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

(a) Stockholder. If to an Investor, at such Investor’s address as set forth in either Exhibit A, or at such other address as such Investor shall have furnished to the Company.

(b) Company. If to the Company, to:

Arrowhead Research Corporation

1118 East Green Street,

Pasadena, CA 91106;

Attention: President;

Facsimile number 626-792-5554

or at such other address as the Company shall have furnished to the Stockholders.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

10. Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law and to the extent the party seeking such relief would be entitled to the merits to obtain such relief, each party waives any objection to the imposition of such relief.

11. Designation of Forum and Consent to Jurisdiction. The parties hereto (i) designate the courts of the State of Delaware as the forum where all matters pertaining to this Agreement may be adjudicated, and (ii) by the foregoing designation, consent to the exclusive jurisdiction and venue of such courts for the purpose of adjudicating all matters pertaining to this Agreement.

12. Stock Split. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

[Signatures Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date first set forth above.

ARROWHEAD RESEARCH CORPORATION

By:
Dr. Leon Ekchian
President

PURCHASER

By:

S-12

EXHIBIT A

List of Investors